
WABASH
NATIONAL

INVESTOR UPDATE

May 2011

Dick Giromini, President & CEO
Mark Weber, CFO

SAFE HARBOR STATEMENT

This presentation will contain certain forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are, however, subject to certain risks and uncertainties that could cause actual results to differ materially from those implied by the forward-looking statements. Without limitation, these risks and uncertainties include increased competition, dependence on new management, reliance on certain customers and corporate partnerships, shortages of raw materials, dependence on industry trends, access to capital, acceptance of new technology and products, and government regulation. Listeners should review and consider the various disclosures made by the Company in this presentation and in its reports to its stockholders and periodic reports on Forms 10-K and 10-Q.

We cannot give assurance that the expectations reflected in our forward-looking statements will prove to be correct. Our actual results could differ materially from those anticipated in these forward-looking statements. All written and oral forward-looking statements attributable to us are expressly qualified in their entirety by the factors we disclose that could cause our actual results to differ materially from our expectations.

INVESTMENT HIGHLIGHTS

- ✓ Leading market position as #1 dry van semi-trailer manufacturer in North America
- ✓ Strong brand preference and longstanding relationships with blue-chip customer base
- ✓ Best-in-class, technologically innovative products
- ✓ Trucking cycle recovery and aging fleet equipment fueling trailer demand growth
- ✓ Successful cost and manufacturing restructuring: Lean manufacturing culture
- ✓ Leveraging capital to support business diversification strategy
- ✓ Strong and experienced management team



WABASH NATIONAL

COMPANY HISTORY

1985 - 2011

- Headquartered in Lafayette, IN
- 4,200 Associates
- 2011 Estimated Trailer Shipments: 45,000 - 47,000



Founded as a start-up
1985
Became publicly traded (NYSE: WNC)
1991
Gained and held leading industry position
1994
Introduced the DuraPlate® Composite Dry Van Trailer
1996
Acquired specific assets of bankrupt Fruehauf Trailer Corp.
1997
Record annual trailer production of 70,000 units
1999
Major industry downturn
2000
Company returned to profitability
2004
Acquired Transcraft: leading steel flatbed producer
2006
Transcraft acquired assets of Benson Int'l: leading aluminum flatbed producer
2008
Major industry downturn
2009
4Q10: WNC returns to profitability
2010
Economic recovery continues
2011

LEADING NORTH AMERICAN TRAILER MANUFACTURER

Longstanding Market Share Leader

- #1 in Total Trailer production for 17 of the past 23 years
- #1 in Dry Van trailer production
- #3 in Refrigerated Van trailer production
- Top 3 in Platform trailer production
- Strong brand recognition and brand preference

DURAPLATE HD

DURAPLATE

ARCTIC LITE

FREIGHTPRO

BENSON™

TRANSCRAFT EAGLE®

RoadRailer®

DURAPLATE® AEROSKIRT™

Source: Trailer Body Builders Magazine

Some of the industry's best known brands by Wabash National

PREMIER CARRIER RELATIONSHIPS

Wabash National Customers

- 48% of Top 50 For-Hire Fleets
- 32% of Top 100 For-Hire Fleets

SAFEWAY

OLD DOMINION FREIGHT LINE


J.B. HUNT

FedEx

Celadon

PRIME inc.

XTRA LEASE

Source: 2010 Transport Topics 100

Growing with the industry's leading carriers

COMPREHENSIVE PRODUCT LINE

WNC Shipments by Product Type


Sheet & Post Vans 3%
Bimodal 1%
Dump Trailers 1%
Platform Trailers 6%
DuraPlate® Vans 47%
DuraPlate® Pups 12%
ArcticLite® Refrigerated Vans 15%
DuraPlate® HD Vans 15%

Dry Freight Vans: 77% / Total



Refrigerated Vans: 15% / Total


PRIME inc.

Specialty Equipment: 2% / Total



Platform Trailers: 6% / Total



Note: Percentages based on WNC shipments 2008-2010

SALES AND DISTRIBUTION

Dry and Refrigerated Vans

- Factory Direct Sales Force
- Independent Dealers: 28
  - Locations: 64
  - Sales People: 100+

Platform and Dump Trailers

- Independent Dealers: 82
  - Locations: 120

Wabash National Trailer Centers

- Branch Locations: 14
  (3 Used Trailer Centers)
  - Sales People: 20+


MANITOBA
CANADA
ONTARIO
QUEBEC
ALBERTA
SASKATCHEWAN
MONTANA
WYOMING
NEVADA
UTAH
COLORADO
KANSAS
CALIFORNIA
ARIZONA
NEW MEXICO
TEXAS
ARKANSAS
LOUISIANA
ALABAMA
IOWA
MICHIGAN
UNITED STATES
Los Angeles
San Diego
Pacific Ocean
Atlantic Ocean
Dallas
Houston
Chicago
Toronto
Montréal
New York
MEXICO
Dry/Refrigerated Dealer
Platform Dealer
WNTC

Extensive sales and support network

A LONG HISTORY OF INNOVATION

- Wabash National holds 60 patents – and growing
- "Voice of customer" drives new technology development
- In 1996, the DuraPlate® dry van was introduced – the industry's first composite trailer design. Since that time, we have produced over **400,000** DuraPlate® trailers

1985	1987	1996	2004
Sheet & Post Trailer •Commodity •Versatile •High maintenance **FRP Trailer** •FRP (Fiberglass Reinforced Plywood) •Added interior width •Difficult to repair •Heavy	**Alum. Plate Trailer** •WNC leading industry producer •Wide, smooth interior •Low maintenance •High material costs	**DuraPlate® Trailer** •Durable •Longest useful life •Easy to repair •Lowest total cost of ownership •Recyclable	**DuraPlate® HD** •High performance •Extremely durable •Heavy-duty freight applications

Leading the way in transportation technologies that deliver value

INDUSTRY-LEADING INNOVATION

Launch	Innovation	Description
2009	TrustLock® Plus	Proprietary door locking system with single lock mechanism
2009-2011	Bonding Technologies	Truck Body Sidewalls, Trailer Sidewalls, Logistics
2011	Tire Hauler	Proprietary solution for cost-effective transport of 13' tires
2011	Trailer ID/Stop Lights	Enhanced visibility for improved highway safety
2011	Zinc-Based Coating System	Provides superior corrosion resistance and color options
2011	35,000 lb Floor System	Heavy-duty floor system provides freight haul flexibility
2012	110" Overhead Door	Maximizes door opening to improve carrier freight operations


Patent Pending
Tire Hauler


COSTCO
WHOLESALE
Patent Pending
ID/Stop Lights: Brakes Applied


Roof sheet
Roof bow
Patent Pending
110" Overhead Door

Customer-focused commercialization process

ATTRACTIVE POINT IN THE TRAILER CYCLE

- Previous three cycles lasted 58, 67, and 89 months
- The most recent cycle reached its low in Dec.'08, at month 89
- Trailer industry is 29 months into a new cycle as of May 2011



U.S. Monthly Trailer Net Orders,
3-Month Moving Average
40,000
30,000
20,000
10,000
0
Early 90s Cycle
58 mo.
Late 90s Cycle
67 mo.
00s Cycle
89 mo.
Current
Cycle
Jan-91
Jan-92
Jan-93
Jan-94
Jan-95
Jan-96
Jan-97
Jan-98
Jan-99
Jan-00
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10
Jan-11
Jan-12

Source: ACT

N.A. Units	
Cycle Lows	Units
Feb. '91	7,555
Dec. '95	4,468
July '01	6,472
Dec. '08	2,631

Source: ACT Research

Cycle recovery progressing nicely

TRUCK TONNAGE INDICATOR



ATA's Truck Tonnage Index (TTI)
125
120
115
110
105
100
95
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10

Source: American Trucking Associations

March TTI up 1.9% M/M & up 6.5% Y/Y; overall trend positive

INDUSTRY OUTLOOK

- Trailer demand is forecasted to grow to 265K – 280K in 2013
- WNC is well-positioned to capitalize on the expected increase in dry van demand over the next several years

Total Trailer Shipments: Forecast

	2009	2010	2011	2012	2013	2014	2015
ACT	79,027	124,162	208,050	258,900	264,800	236,100	217,800
FTR	78,526	121,128	192,113	250,000	280,000	275,000	250,000

Dry Van Shipments: Forecast

	2009	2010	2011	2012	2013	2014	2015
ACT	29,950	60,227	117,000	150,000	160,000	135,000	120,000
Y/Y Change	-58.3	101.1%	94.3%	28.2%	6.7%	-15.6%	-11.1%

Trailer shipments forecasted to grow significantly 2011-2015

2011 OUTLOOK: INDUSTRY FORECAST

Short-/Mid-Term Demand Drivers

- Age of equipment is at 8+ years, an all-time high
- Equipment age profile: disproportionate number of aged units in fleets
- 3+ years of significant under-buy
- Implementation of the Federal Motor Carriers Safety Administration's CSA 2010 Program
- Tax Act of 2010: Bonus Depreciation provides for 100% write-off of capital investments in 2011; 50% in 2012



U.S. Trailer Forecasts:
Shipments (ACT) & Production (FTR)
300,000
250,000
200,000
150,000
100,000
50,000
0
2005 2006 2007 2008 2009 2010 2011F 2012F 2013F 2014F 2015F 2016F
ACT FTR



DRY VANS:
Population & Average Age
1979 - 2016
Population (000s)
Age (in Years)
2000
1800
1600
1400
1200
1000
800
POPULATION
AVERAGE AGE
8.5
8.0
7.5
7.0
6.5
6.0
5.5
80 82 84 86 88 90 92 94 96 98 00 02 04 06 08 10 12 14 16

Source: ACT

Strong drivers for sustained demand

2011 AND BEYOND

Potential Demand Drivers

- CARB Regulations (California Air Resource Board) on emissions/fuel efficiency
- Proposed increase in GVWR (Gross Vehicle Weight Restriction) from 80,000 to 97,000 lbs
- Proposed changes to HOS Rules (Hours of Service) from 11 to 10 hours
- Proposed requirement for EOBRs (Electronic On-Board Recorders) to enforce HOS Rules





Potential of future demand may be greater than forecast

DURAPLATE® PRODUCTS: CONTINUED GROWTH

	2008	2009	2010	2011	2013
Revenue:	Start Up	$10M	$24M	$40-50M	$70-90M

Truck Body & Cargo Trailers


PENSKE

Van Truck Bodies



Cargo Trailers

Semi-Trailer


THAT NEVER RESTS.

DuraPlate AeroSkirt®



Swing & Overhead Doors

Commercial



Portable Storage



Other Industrial Applications

DuraPlate® Composite Material


Steel Skins
HDPE Core

- Pre-coated, galvanized steel skins
- Foamed HDPE Core
- Extremely strong
- Light weight
- Damage resistant
- Multiple industrial applications

New product offerings being developed as we speak…

ALLIED PRODUCTS: ENERGY SECTOR

Frac Tank Agreement

- Entry into the Energy and Environmental Services Markets
- Leverage industrial expertise in welding, forming, fabrication, and assembly into products outside of our traditional trailer business
- Producing Frac Tanks on behalf of Sabre Manufacturing: 2,500 units over 5 years


ADLER



One of many opportunities being evaluated and pursued…


WABASH
NATIONAL

FINANCIALS

FINANCIAL HIGHLIGHTS

Revenue



($ millions)
1,400
1,200
1,000
800
600
400
200
0
$1,312
$1,103
$836
$338
$640
$222
2006
2007
2008
2009
2010
1Q11 YTD

Gross Margin



12%
8%
4%
0%
-4%
-8%
8%
8%
3%
-7%
4%
7%
2006
2007
2008
2009
2010
1Q11 YTD

Operating Income(1)



($ millions)
40
20
0
-20
-40
-60
-80
$22.9
$26.5
($37.5)
($66.1)
($15.4)
$4.0
2006
2007
2008
2009
2010
1Q11 YTD

Operating EBITDA Margin(2)



12%
8%
4%
0%
-4%
-8%
-12%
-16%
5%
5%
-1%
-13%
1%
4%
2006
2007
2008
2009
2010
1Q11 YTD

(1) 2008 operating income excludes a non-cash impairment for goodwill of $66.3 million

(2) A reconciliation of Operating EBITDA to net income (loss) for the periods presented is included in the Appendix to this presentation

QUARTERLY FINANCIAL HIGHLIGHTS

Revenue



($ millions)
250
200
150
100
50
0
$161
$202
$243
$231
$78
$86
$88
$85
$78
$150
$171
$242
$222
1Q08
3Q08
1Q09
3Q09
1Q10
3Q10
1Q11

Operating EBITDA(1)



($ millions)
15.0
10.0
5.0
0.0
(5.0)
(10.0)
(15.0)
(20.0)
(25.0)
($3.0)
$3.5
$1.9
($13.5)
($21.6)
($10.7)
($4.6)
($6.3)
($6.0)
($0.5)
$0.6
$10.8
$8.8
1Q08
3Q08
1Q09
3Q09
1Q10
3Q10
1Q11

Optimization & Productivity Initiatives

Lafayette Enhancements:

- Consolidated six lines to three flexible, mix-model capable production lines
- Consolidated 10 material warehouses into one centralized warehouse

Transcraft Optimization:

- Consolidated all platform and dump trailer production to a single facility in Cadiz, KY

Salaried Headcount:

- Eliminated approximately 200 salaried positions since 2007, representing a 33% reduction

(1) A reconciliation of Operating EBITDA to net income (loss) for the periods presented is included in the Appendix to this presentation

INVESTMENT HIGHLIGHTS

- ✓ Leading market position as #1 dry van semi-trailer manufacturer in North America
- ✓ Strong brand preference and longstanding relationships with blue-chip customer base
- ✓ Best-in-class, technologically innovative products
- ✓ Trucking cycle recovery and aging fleet equipment fueling trailer demand growth
- ✓ Successful cost and manufacturing restructuring: Lean manufacturing culture
- ✓ Leveraging capital to support business diversification strategy
- ✓ Strong and experienced management team




WABASH
NATIONAL

APPENDIX

CONSOLIDATED INCOME STATEMENT

	2006	2007	2008	2009	2010	YTD Q1 2011
NET SALES	$ 1,312,180	$ 1,102,544	$ 836,213	$ 337,840	$ 640,372	$ 221,984
COST OF SALES	1,207,687	1,010,823	815,289	360,750	612,289	205,483
Gross profit	104,493	91,721	20,924	(22,910)	28,083	16,501
% of Sales	8.0%	8.3%	2.5%	-6.8%	4.4%	7.4%
GENERAL & ADMINISTRATIVE EXPENSES	51,157	49,512	44,094	31,988	32,831	9,513
% of Sales	3.9%	4.5%	5.3%	9.5%	5.1%	4.3%
SELLING EXPENSES	15,070	15,743	14,290	11,176	10,669	2,979
% of Sales	1.1%	1.4%	1.7%	3.3%	1.7%	1.3%
LOSS ON GOODWILL IMPAIRMENT	15,373	-	66,317	-	-	-
% of Sales	1.2%	0.0%	7.9%	0.0%	0.0%	0.0%
Income (Loss) from operations	$ 22,893	$ 26,466	$ (103,777)	$ (66,074)	$ (15,417)	$ 4,009
% of Sales	1.7%	2.4%	-12.4%	-19.6%	-2.4%	1.8%
OTHER INCOME (EXPENSE):						
Increase in fair value of warrant	-	-	-	(33,447)	(121,587)	-
Interest expense	(6,921)	(5,755)	(4,657)	(4,379)	(4,140)	(926)
Other, net	330	3,977	(328)	(866)	(667)	156
Income (loss) before income taxes	16,302	24,688	(108,762)	(104,766)	(141,811)	3,239
INCOME TAX EXPENSE (BENEFIT)	6,882	8,403	17,064	(3,001)	(51)	42
Net income (loss)	9,420	16,285	(125,826)	(101,765)	(141,760)	3,197
Preferred stock dividends and early extinguishment	-	-	-	3,320	25,454	-
Net income (loss) applicable to common stockholders	$ 9,420	$ 16,285	$ (125,826)	$ (105,085)	$ (167,214)	$ 3,197
Diluted income (loss) per share	$ 0.30	$ 0.52	$ (4.21)	$ (3.48)	$ (3.36)	$ 0.05

CONSOLIDATED BALANCE SHEET

	12/31/2006	12/31/2007	12/31/2008	12/31/2009	12/31/2010	3/31/2011
Assets						
CURRENT ASSETS						
Cash and cash equivalents	$ 29,885	$ 41,224	$ 29,766	$ 1,108	$ 21,200	$ 10,235
Accounts receivable	110,462	68,752	37,925	17,081	37,853	55,188
Inventories	133,133	113,125	92,896	51,801	110,850	145,849
Deferred taxes	26,650	14,514	-	-	-	-
Prepaid expenses and other	4,088	4,046	5,307	6,877	2,155	4,100
Total current assets	$ 304,218	$ 241,661	$ 165,894	$ 76,867	$ 172,058	$ 215,372
PROPERTY, PLANT AND EQUIPMENT	129,325	122,063	122,035	108,802	98,834	96,687
GOODWILL	66,692	66,317	-	-	-	-
DEFERRED INCOME TAXES	-	2,772	-	-	-	-
INTANGIBLES	35,998	32,498	29,089	25,952	22,863	22,098
OTHER ASSETS	20,250	18,271	14,956	12,156	9,079	8,484
Total assets	$ 556,483	$ 483,582	$ 331,974	$ 223,777	$ 302,834	$ 342,641
Liabilities and Stockholders' Equity						
CURRENT LIABILITIES						
Current portion of long-term debt	$ -	$ -	$ 80,008	$ -	$ -	$ -
Current portion of capital lease obligations	-	-	337	337	590	4,014
Accounts payable	90,632	40,787	42,798	30,201	71,145	109,710
Other accrued liabilities	58,706	54,258	45,449	34,583	38,896	43,758
Warrant	-	-	-	46,673	-	-
Total current liabilities	$ 149,338	$ 95,045	$ 168,592	$ 111,794	$ 110,631	$ 157,482
LONG-TERM DEBT	125,000	104,500	-	28,437	55,000	47,500
CAPITAL LEASE OBLIGATIONS	-	-	4,803	4,469	3,964	563
DEFERRED INCOME TAXES	1,556	-	-	-	-	-
OTHER NONCURRENT LIABILITIES AND CONTINGENCIES	2,634	4,108	5,142	3,258	4,214	4,640
PREFERRED STOCK	-	-	-	22,334	-	-
STOCKHOLDERS' EQUITY	277,955	279,929	153,437	53,485	129,025	132,456
Liabilities and stockholders' equity	$ 556,483	$ 483,582	$ 331,974	$ 223,777	$ 302,834	$ 342,641

CONSOLIDATED CASH FLOWS

	2006	2007	2008	2009	2010	YTD 3/2011
Cash flows from operating activities						
Net income (loss)	$ 9,420	$ 16,285	$ (125,826)	$ (101,765)	$ (141,760)	$ 3,197
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities						
Depreciation and amortization	20,598	19,467	21,467	19,585	16,855	3,945
Net loss (gain) on the sale of assets	(796)	116	606	(55)	12	-
Foreign exchange gain on disposition of Canadian subsidiary	-	(3,322)	-	-	-	-
(Gain) Loss on early debt extinguishment	-	(546)	(151)	303	-	-
Deferred income taxes	7,744	8,182	17,286	-	-	-
Excess tax benefits from stock-based compensation	(352)	(33)	(6)	-	-	-
Increase in fair value of warrant	-	-	-	33,447	121,587	-
Stock-based compensation	3,978	4,358	4,990	3,382	3,489	848
Impairment of goodwill	15,373	-	66,317	-	-	-
Changes in operating assets and liabilities						
Accounts receivable	27,638	41,717	30,827	20,845	(20,772)	(17,335)
Inventories	(20,332)	19,958	20,229	41,095	(59,062)	(34,999)
Prepaid expenses and other	1,716	6	436	(1,570)	3,024	(1,945)
Accounts payable and accrued liabilities	(15,649)	(48,487)	(5,657)	(22,666)	45,251	43,427
Other, net	2,431	2,987	153	385	685	(453)
Net cash provided by (used in) operating activities	$ 51,769	$ 60,688	$ 30,671	$ (7,014)	$ (30,691)	$ (3,315)
Cash flows from investing activities						
Capital expenditures	(12,931)	(6,714)	(12,613)	(981)	(1,782)	(293)
Acquisition, net of cash acquired	(69,307)	(4,500)	-	-	-	-
Proceeds from the sale of property, plant and equipment	7,121	147	213	300	1,813	-
Net cash (used in) provided by investing activities	$ (75,117)	$ (11,067)	$ (12,400)	$ (681)	$ 31	$ (293)
Cash flows from financing activities						
Proceeds from issuance of common stock, net of expenses	-	-	-	-	71,948	-
Proceeds from exercise of stock options	762	74	97	-	504	285
Excess tax benefits from stock-based compensation	352	33	6	-	-	-
Borrowings under revolving credit facilities	243,313	103,721	202,908	276,853	712,491	222,741
Payments under revolving credit facilities	(243,313)	(103,721)	(122,900)	(328,424)	(685,928)	(230,241)
Payments under long-term debt obligations	(500)	(19,852)	(104,133)	-	-	-
Repurchase of common stock	(9,164)	(11,668)	-	-	-	-
Principal payments under capital lease obligations	-	-	(193)	(334)	(352)	(133)
Proceeds from issuance of preferred stock and warrant	-	-	-	35,000	-	-
Payments under redemption of preferred stock	-	-	-	-	(47,791)	-
Debt and issuance costs paid	-	(1,362)	(4)	(1,420)	-	-
Preferred stock issuance costs paid	-	-	-	(2,638)	(120)	(9)
Preferred and common stock dividends paid	(5,654)	(5,507)	(5,510)	-	-	-
Net cash (used in) provided by financing activities	$ (14,204)	$ (38,282)	$ (29,729)	$ (20,963)	$ 50,752	$ (7,357)
Net increase (decrease) in cash and cash equivalents	$ (37,552)	$ 11,339	$ (11,458)	$ (28,658)	$ 20,092	$ (10,965)
Cash and cash equivalents at beginning of year	67,437	29,885	41,224	29,766	1,108	21,200
Cash and cash equivalents at end of year	$ 29,885	$ 41,224	$ 29,766	$ 1,108	$ 21,200	$ 10,235

RECONCILIATION OF NON-GAAP MEASURES

	2006	2007	2008	2009	2010
Net income (loss)	$ 9.4	$ 16.3	$ (125.8)	$ (101.8)	$ (141.8)
Income tax (benefit) expense	6.9	8.4	17.1	(3.0)	(0.1)
Increase in fair value of warrant	-	-	-	33.4	121.6
Interest expense	6.9	5.8	4.7	4.4	4.1
Depreciation and amortization	20.6	19.5	21.5	19.6	16.9
Stock-based compensation	4.0	4.4	5.0	3.4	3.5
Impairment of goodwill	15.4	-	66.3	0.0	-
Other non-operating (income) expense	(0.3)	(4.1)	0.2	0.9	0.7
Operating EBITDA	$ 62.9	$ 50.3	$ (11.0)	$ (43.1)	$ 4.9
Operating EBITDA - % of sales	4.8%	4.6%	-1.3%	-12.8%	0.8%

Note: This table reconciles annual net income (loss) for the periods presented to the non-GAAP measure of Operating EBITDA

WABASH NATIONAL

RECONCILIATION OF NON-GAAP MEASURES

($ in millions)

	2008				2009				2010				2011
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1
Net (loss) income	$ (6.4)	$ (3.2)	$ (4.3)	$ (111.9)	$ (28.3)	$ (17.9)	$ (66.4)	$ 10.9	$ (139.1)	$ (5.6)	$ (1.9)	$ 4.9	$ 3.2
Income tax (benefit) expense	(3.7)	(1.0)	(1.3)	23.1	-	-	(0.1)	(3.0)	0.1	-	-	(0.2)	-
Increase (Decrease) in fair value of warrant	-	-	-	-	-	-	54.0	(20.5)	126.8	(1.9)	(3.3)	-	-
Interest expense	1.2	1.0	1.2	1.3	1.0	1.3	1.1	0.9	1.0	1.0	1.0	1.1	0.9
Depreciation and amortization	5.2	5.2	5.2	5.9	4.8	4.8	4.8	5.2	4.4	4.3	4.1	4.0	3.9
Stock-based compensation	0.9	1.3	1.3	1.5	1.0	1.2	0.8	0.5	0.8	0.9	0.7	1.0	0.8
Impairment of goodwill	-	-	-	66.3	-	-	-	-	-	-	-	-	-
Other non-operating (income) expense	(0.2)	0.2	(0.2)	0.3	(0.1)	(0.1)	1.2	(0.3)	-	0.8	-	-	-
Operating EBITDA	$ (3.0)	$ 3.5	$ 1.9	$ (13.5)	$ (21.6)	$ (10.7)	$ (4.6)	$ (6.3)	$ (6.0)	$ (0.5)	$ 0.6	$ 10.8	$ 8.8
Operating EBITDA - % of Sales	-1.9%	1.7%	0.8%	-5.9%	-27.7%	-12.4%	-5.2%	-7.4%	-7.7%	-0.3%	0.4%	4.5%	4.0%

Note: This table reconciles quarterly net income (loss) for the periods presented to the non-GAAP measure of Operating EBITDA

WABASH NATIONAL